EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 (AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)

In connection with the Quarterly Report on Form 10-Q of World Health Energy Holdings, Inc. (the “Company”) for the for the fiscal quarter ended June 30, 2020, as filed with the Securities and Exchange Commission (the “Report”), I, Giora Rozensweig, Interim Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

1. The Report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Giora Rozensweig
Giora Rozensweig Interim Chief Executive Officer (Principal Executive Officer and Principal Financial and Accounting Officer) August 27, 2020